Cash and cash equivalents	12 Months Ended
Mar. 31, 2025
Cash and cash equivalents [abstract]
Cash and cash equivalents

19. Cash and cash equivalents
The majority of the Group’s cash is held in bank deposits or money market funds which have a maturity of three months or less from acquisition to enable us to meet our short-term liquidity requirements.
Accounting policies
Cash and cash equivalents comprise cash and bank deposits, and other short-term highly liquid investments that are readily convertible to a known amount of cash and are subject to an insignificant risk of changes in value. Assets in money market funds, whose contractual cash flows do not represent solely payments of interest and principal, are measured at fair value with gains and losses arising from changes in fair value included in net profit or loss for the period. All other cash and cash equivalents are measured at amortised cost.

	2025 €m	2024 € m

Cash and bank deposits 1	8,871	4,168

Money market funds 2	2,130	2,015

Cash and cash equivalents as presented in the consolidated statement of financial position	11,001	6,183

Bank overdrafts	(108)	(111)

Cash and cash equivalents of discontinued operations	–	42

Cash and cash equivalents as presented in the consolidated statement of cash flows	10,893	6,114
Notes:

1.	Includes bank deposits under repurchase agreements of € 6,531 million (2024: € 2,034 million).

2.	Items are measured at fair value and the valuation basis is level 1 classification, which comprises financial instruments where fair value is determined by unadjusted quoted prices in active markets.
The carrying amount of balances at amortised cost approximates their fair value.
Cash and cash equivalents of
€
1,922 million (2024:
€
1,629 million) are held in countries with restrictions on remittances but where the balances could be used to repay subsidiaries’ third party liabilities. In addition, those balances could also be used to repay
€
800 million (2024:
€
790 million) of intercompany liabilities as at 31 March 2025.